UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2006

SAFEWAY INC.

(Exact name of registrant as specified in charter)

Delaware	1-00041	94-3019135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California 94588

(Address of principal executive offices) (Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 28, 2006, we completed an underwritten offering of $250,000,000 aggregate principal amount of our Floating Rate Notes Due 2009 (the “Notes”) under our registration statement on Form S-3, filed with the Securities and Exchange Commission (the “Commission”) on July 27, 2004 (File No. 333-117692), as amended by Pre-Effective Amendment No. 1 as filed with the Commission on August 4, 2004, a base prospectus dated August 4, 2004 and an accompanying prospectus supplement dated March 23, 2006 relating to the offer and sale of the Notes.

The terms and conditions of the Notes and related matters are set forth in the Indenture dated as of September 10, 1997, between us and The Bank of New York Trust Company, N.A., as trustee and successor in interest to The Bank of New York (the “Indenture”), and, pursuant to Sections 2.2 and 10.4 of the Indenture, the Officers’ Certificate filed as Exhibit 4.2 hereto.

The sale of the Notes was underwritten by Banc of America Securities LLC, J.P. Morgan Securities Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Greenwich Capital Markets, Inc., pursuant to an Underwriting Agreement dated March 23, 2006 (the “Underwriting Agreement).

Interest on the Notes will be equal to LIBOR plus 0.35% and will be reset quarterly. We will pay interest on the Notes quarterly in arrears on each March 27, June 27, September 27 and December 27, beginning on June 27, 2006.

We may redeem the Notes on any interest payment date that is on or after September 27, 2006, in whole or in part, at a price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon.

The description in this Current Report of the Indenture, the Notes and the Underwriting Agreement is not intended to be a complete description of the documents, and the description is qualified in its entirety by the full text of the documents which are attached as exhibits to and incorporated by reference in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 23, 2006, by and among Safeway Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters.

4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York Trust Company, N.A., as Trustee and successor in interest to The Bank of New York (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K dated September 10, 1997).

4.2	Officers’ Certificate, dated as of March 28, 2006, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3	Form of Floating Rate Note Due 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2006

SAFEWAY INC.
(Registrant)

By:	/s/ Robert A. Gordon
Robert A. Gordon
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 23, 2006, by and among Safeway Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters.

4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York Trust Company, N.A., as Trustee and successor in interest to The Bank of New York (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K dated September 10, 1997).

4.2	Officers’ Certificate, dated as of March 28, 2006, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3	Form of Floating Rate Note Due 2009.